Rider attached to and forming a part of your Contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY ("AXA EQUITABLE").

                GUARANTEED MINIMUM INCOME BENEFIT ("GMIB") RIDER
      WITH OPTIONAL RESET OF [5%] ROLL UP TO AGE [85] GMIB BENEFIT BASE AND
            GUARANTEED WITHDRAWAL BENEFIT FOR LIFE CONVERSION BENEFIT
[THE FOLLOWING TEXT ABOVE THE BLACK LINE WILL APPEAR ONLY IF THIS RIDER IS ELECTED BY THE OWNER AFTER THE CONTRACT DATE]

[GMIB RIDER DATA

CONTRACT NUMBER:  [09-999-999]

GMIB RIDER ADDITION DATE:  [June 1, 2009]

GMIB RIDER EFFECTIVE DATE:   [September 15, 2009]

OWNER:                     [JOHN DOE]           Age: [60]          Sex:  [Male]
        [Available only under NQ Contracts/Certificates]
        [Joint Owner:]             [JANE DOE]   Age: [55]          Sex: [Female]

ANNUITANT:                 [JOHN DOE]           Age: [60]          Sex:  [Male]
[Applicable for NQ Contracts/Certificates]
        [Joint Annuitant:]         [JANE DOE]   Age: [55]          Sex: [Female]

AS OF THIS RIDER'S ADDITION DATE, THE INFORMATION SHOWN ABOVE SUPERSEDES THE INFORMATION IN THE DATA PAGES OF YOUR CONTRACT TO THE EXTENT OF ANY DIFFERENCE.
--------------------------------------------------------------------------------

The term "Contract" as used in this Rider applies to either a Contract or Certificate. This Rider is part of your Contract, and the same definitions apply to the capitalized terms. There are new definitions in this Rider which are introduced below. The benefits described in this Rider are subject to all the terms contained in your Contract, except as modified below. In this Rider, "we", "our" and "us" mean AXA Equitable Life Insurance Company and "you" and "your" mean the Owner. "Rider" means this Rider.

[WHEN THIS RIDER IS ISSUED WITH THE CONTRACT, THE FOLLOWING TEXT WILL APPEAR] [The Effective Date of this Rider is your Contract Date.]

[WHEN THIS RIDER IS ADDED TO A CONTRACT AFTER THE CONTRACT DATE, THE FOLLOWING TEXT WILL APPEAR]
[We added this Rider upon receipt of your request in accordance with your Contract. The Rider's "Addition Date" is shown above. The "Effective Date" of this Rider is the Contract Date Anniversary following the Addition Date. If we receive your request on a Contract Date Anniversary, the Rider's Effective Date will be the same as the Addition Date.]

I.    THIS RIDER'S GUARANTEED MINIMUM INCOME BENEFIT

      Under the terms of this Guaranteed Minimum Income Benefit Rider, you will receive a Guaranteed Minimum Income Benefit (GMIB) as described below. The GMIB is derived from a benefit base as described in Part III of this Rider. The GMIB Benefit Base is used to calculate the GMIB described in this GMIB Rider. This GMIB Rider does not provide a Cash Value or any minimum account value.

      On the Transaction Date on which you exercise GMIB, the annual lifetime income that will be provided under the fixed payout option selected will be the greater of (i) the GMIB, and (ii) the amount of income that would be provided by application of the Annuity Account Value as of the Transaction Date to our then current annuity purchase factors for the same payout option. The GMIB Benefit Base, as defined below, is applied to the guaranteed annuity purchase factors shown in Attachment A of this Rider to determine the GMIB. If you

2009 GMIB
      do not exercise GMIB within [30 days] of the last exercise date described below in Part II of this Rider, the Rider will convert to a Guaranteed Withdrawal Benefit for Life Rider.

      Upon GMIB exercise, you may elect either (i) or (ii):
             (i) our Life Annuity payout option or,
             (ii) our Life Annuity with a Period Certain payout option. Other options may be available at the time of exercise.

      For Contracts with Joint Owners lifetime income is guaranteed for the life of the older Joint Owner. A GMIB that by its terms accumulates to and must be exercised by the Contract Date Anniversary following the Owner's
      [85th] birthday will accumulate to and must be exercised by the Contract Date Anniversary following the [85th ] birthday of the older Joint Owner. Also, any Optional Reset provision which is limited to the Contract Date Anniversary following the Owner's [80th] birthday will be limited to the Contract Date Anniversary following the [80th ] birthday of the older Joint Owner.

      For Contracts with Non-Natural Owners, lifetime income is guaranteed for the life of the Annuitant. A GMIB that by its terms accumulates to and must be exercised by the Contract Date Anniversary following the Owner's [85th ] birthday will accumulate to and must be exercised by the Contract Date Anniversary following the Annuitant's [85th] birthday. Also, any Optional Reset provision which is limited to the Contract Date Anniversary following the Owner's [80th ] birthday will be limited to the Contract Date Anniversary following the Annuitant's [80th ] birthday. If there are Joint Annuitants named under Contracts with Non-Natural Owners, the GMIB will accumulate to and must be exercised by the Contract Date Anniversary following the older Joint Annuitant's [85th ] birthday and any optional reset will be limited to the Contract Date Anniversary following the [80th] birthday of the older Joint Annuitant.

      [The Life Annuity with a Period Certain payout option provides payment during a period certain with payments continuing for life thereafter. The period certain is based on your age at the time the Life Annuity with a Period Certain payout option is elected. The period certain is 10 years for Owners' age 80 and younger; 9 years for age 81; 8 years for age 82; 7 years for age 83; 6 years for age 84; and 5 years for age 85. The Life Annuity with a Period Certain payout option is also available on a joint and survivor basis.]

II. CONDITIONS OF THIS GMIB RIDER

      [APPLICABLE TO GMIB RIDER UNDER WHICH INVESTMENT OPTIONS ARE LIMITED TO "OPTION A" AS DESCRIBED IN THE ENDORSEMENT APPLICABLE TO INVESTMENT OPTIONS]

      [Amounts allocated to your Contract when this Rider is elected are limited to those Investment Option offered under ["Option A"] of the Endorsement Applicable to Investment Options, as described therein.]

A.    YOUR GMIB EXERCISE OPTIONS PRIOR TO THE LAST GMIB EXERCISE DATE

      [APPLICABLE FOR OWNER ISSUE AGES 20 THROUGH 44]
      The GMIB may be exercised only within [30] days following each Contract Date Anniversary beginning with the [15th] or later Contract Date Anniversary [after this Rider's Effective Date]. However, it may not be exercised later than the Contract Date Anniversary following your [85th] birthday.

      [APPLICABLE FOR OWNER ISSUE AGES 45 THROUGH 49]
      [After this Rider's Effective Date,] The GMIB may be exercised only within [30] days following each Contract Date Anniversary on or after your [60th] birthday. However, it may not be exercised later than the Contract Date Anniversary following your [85th] birthday.

      [APPLICABLE FOR OWNER ISSUE AGES 50 THROUGH [70]]
      The GMIB may be exercised only within [30] days following each Contract Date Anniversary beginning with the [10th] or later Contract Date Anniversary [after this Rider's Effective Date]. However, it may not be exercised later than the Contract Date Anniversary following your [85th] birthday.

      A Contract issued with a Tax Sheltered Annuity or a Qualified Plan endorsement must convert to a traditional IRA Contract in an eligible rollover transaction to exercise the GMIB unless GMIB is automatically exercised as described below in "GMIB No Lapse Guarantee."

B. YOUR RIGHT TO CONVERT THIS GMIB TO A GUARANTEED WITHDRAWAL BENEFIT FOR LIFE (GWBL) RIDER PRIOR TO THE LAST GMIB EXERCISE DATE

      You also have the right to convert to a GWBL Rider on each Contract Date Anniversary that follows your [80th] birthday. You may not convert later than the Contract Date Anniversary following your 85th birthday. You must make your election within [30] days of such Contract Date Anniversary.

      [For TSA only: You may not elect to convert to a GWBL Rider pursuant to the above paragraph if there is a loan outstanding.]

C.    YOUR GMIB OPTIONS ON THE LAST GMIB EXERCISE DATE

      On the Contract Date Anniversary following your [85th] birthday, you may elect to do one of the following:

      1) Exercise GMIB;
      2) Convert this GMIB Rider to a GWBL Rider as described beginning in Part VI of this Rider. Your Guaranteed Minimum Death Benefit (GMDB) as of the Contract Date continues to be applicable as of the GWBL Conversion Effective Date. [For Owners who elected the "Greater of" Guaranteed Minimum Death Benefit: On and after the GWBL Conversion Effective Date, your GMDB will be adjusted for withdrawals on a pro-rata basis as described in your GMDB Rider]. [For TSA Contracts only: You may not convert this GMIB Rider to a GWBL Rider if you have an outstanding loan under your Contract.] ; or,
      3) Terminate GMIB and not convert this Rider to a GWBL Rider.

      You will have [30 days] from the Contract Date Anniversary following your [85th] birthday to make any of the above elections.

      [If you do not elect any of the above GMIB options within [30 days] of the Contract Date Anniversary following your [85th] birthday, this Rider, as a default, will automatically convert to a GWBL Rider on a Single Life Benefit Contract basis as described in Part VII D of this Rider.]

      [For TSA only: If you do not elect any of the above options and there is a loan outstanding, notwithstanding the preceding paragraph, GMIB will automatically terminate.]

      [If you do not elect any of the above GMIB options, GMIB will automatically terminate.]

If you elect to exercise GMIB, you will begin receiving [annual] payments [12] months after the GMIB supplementary contract is issued which reflects the terms of this benefit. You will be named the Annuitant under the GMIB supplementary contract.

If elected pursuant to Items B or C above, your "GWBL Conversion Effective Date" is the Contract Date Anniversary following the birthday on which you elect to convert to the GWBL Rider. Your Guaranteed Minimum Death Benefit as of the Contract Date continues to be applicable as of the GWBL Conversion Effective Date. All withdrawals on or after the GWBL Conversion Effective Date reduce your GMDB on a pro-rata basis.


III   GUARANTEED MINIMUM INCOME BENEFIT BASE

      [WHEN THIS RIDER IS ISSUED WITH THE CONTRACT, THE FOLLOWING TEXT WILL APPEAR]
      On the Contract Date, your [5%] Roll Up to Age [85] and Annual Ratchet to Age [85] Benefit Bases are both equal to your initial Contribution.

      [WHEN THIS RIDER IS ADDED TO A CONTRACT AFTER THE CONTRACT DATE, THE FOLLOWING TEXT WILL APPEAR]

      On this Rider's Effective Date, your [5%] Roll Up to Age [85] and Annual Ratchet to Age [85] Benefit Bases are both equal to your Annuity Account Value as of this Rider's Effective Date.

      Thereafter, both benefit bases are increased by the dollar amount of any subsequent Contributions, and adjusted for withdrawals as described below. Your GMIB Benefit Base is equal to the greater of your [5%] Roll up to Age [85] or Annual Ratchet to Age [85] Benefit Base.

      A. [5%] ROLL UP TO AGE [85] BENEFIT BASE Your [5%] Roll up to Age [85] Benefit Base is credited each day with interest at an annual effective rate of [5%] ([2%] for amounts in the [EQ/Money Market Fund, Guaranteed Interest Option [and the loan reserve account (if applicable)]]) through the Contract Date Anniversary following your [85th] birthday (or your death, if earlier), and 0% thereafter. For Accumulator Core and Elite only [The Guaranteed Minimum Income Benefit interest rate applicable during the period selected for the Special Dollar Cost Averaging Account, if applicable, will be [5%]. For Accumulator Plus and Select only [The Guaranteed Minimum Income Benefit interest rate applicable during the period selected for the [Special Money Market] Dollar Cost Averaging Account, if applicable, will be [5%]].

                  OPTIONAL RESET OF [5%] ROLL UP TO AGE [85] GMIB BENEFIT BASE

                  On or within [30] days following the [third] or later Contract Date Anniversary [following this Rider's Effective Date], you may reset your [5%] Roll Up to Age [85] GMIB Benefit Base to equal the Annuity Account Value on that Contract Date Anniversary. The [5%] Roll Up continues on your reset Benefit Base. When you reset your [5%] Roll Up to Age [85] GMIB Benefit Base, you may not reset the Benefit Base again until the [first] or later Contract Date Anniversary following the reset. Reset is not permitted after the Contract Date Anniversary following your [80th] birthday. [Contributions made within [12 months] of any reset will not be included for purposes of resetting your [5%] Roll Up to Age [85] GMIB Benefit Base.]

                  When you reset your [5%] Roll Up to Age [85] GMIB Benefit Base, you may not exercise GMIB as described in Part II of this GMIB Rider, until the [10th] Contract Date Anniversary following the reset, or such later date as provided in Part II of this GMIB Rider. [If you reset your GMIB Benefit Base on or after age [76], notwithstanding anything to the contrary, you must elect a GMIB Exercise Option described in Part II of this GMIB Rider upon your Contract Date Anniversary following your [85th ] birthday.]

                  [IF YOU ELECT THIS RIDER WITH THE "GREATER OF" GMDB RIDER, THE FOLLOWING TEXT WILL APPEAR]
                  [When you reset your [5%] Roll Up to Age [85] GMIB Benefit Base your [5%] Roll Up to Age [85] GMDB Benefit Base is automatically reset as described in your Guaranteed Minimum Death Benefit Rider until the Contract Date Anniversary following your [80th ] birthday. Reset of your [5%] Roll Up to Age [85] GMDB Benefit Base is not permitted after such date.]

                  We may increase the charge for this Rider up to the maximum charge shown in Part XII of this Rider. We will apply the higher charge only if your Benefit Base increases due to your election of an optional reset. The new charge will remain in effect for the duration of the Rider, subject to any further charge increase permitted by the above provisions. Any increase in the charge for this Rider will be communicated in writing to you at least [45 days] before the Contract Date Anniversary on which it would take effect.

      B. ANNUAL RATCHET TO AGE [85] BENEFIT BASE For the Annual Ratchet to Age [85] Benefit Base, on each Contract Date Anniversary up to the Contract Date Anniversary following your [85th] birthday, if the Annuity Account Value is greater than the current Annual Ratchet to Age [85] Benefit Base, the Annual Ratchet to Age [85] Benefit Base is reset to equal the Annuity Account Value.

IV. EFFECT OF WITHDRAWALS ON YOUR GMIB BENEFIT BASE

         [The [5%] Roll Up to Age [85] and the Annual Ratchet to Age [85] GMIB Benefit Bases will each be reduced by withdrawals. The reduction is determined separately for each benefit base. The Annual Ratchet to Age [85] Benefit Base will be reduced pro-rata by all withdrawals. [The Roll Up to Age [85] Benefit Base will be reduced pro-rata by withdrawals made [prior to completion of your [third] Contract Year].] The reduction of the Roll Up to Age [85] Benefit Base is on a dollar-for-dollar basis [after completion of your [third] Contract Year] as long as the sum of your withdrawals in that Contract Year is [5%] or less of the [5%] Roll Up to Age [85] Benefit Base as of the beginning of the Contract Year. Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed [5%] of the [5%] Roll Up to Age [85] Benefit Base as of the beginning of the Contract Year, that entire withdrawal and any subsequent withdrawals in that Contract Year will cause a pro-rata reduction of the Roll Up to Age [85] Benefit Base. [In the first Contract Year, Contributions received in the first [90 days] are used to determine the GMIB Benefit Base at the beginning of Contract Year 1 for purposes of the preceding two sentences.] [Withdrawals made under any automatic withdrawal service we offer to meet lifetime required minimum distribution rules under the Code will reduce your Roll Up to Age [85] Benefit Base on a dollar for dollar basis in the same manner as described in this paragraph, however, the dollar for dollar withdrawal treatment of such withdrawals will be available [immediately]. In the first Contract Year, Contributions received in the first [90 days] are used to determine the GMIB Benefit Base for purposes of the preceding sentence.]


         [Contributions made within [12 months] of any withdrawal will not be included for purposes of determining the dollar for dollar withdrawal amount under this Rider.]


      A pro-rata reduction is determined as follows:
      1) Divide the amount of your withdrawal by your Annuity Account Value immediately preceding the withdrawal;
      2) Multiply the fraction calculated in (1) by the amount of your Benefit Base immediately preceding the withdrawal. This is the amount of the pro-rata reduction.


      The GMIB Benefit Base will also be reduced by any withdrawal charge remaining on the Transaction Date that the Owner exercises the GMIB. The amount of the charge is a withdrawal that will reduce the GMIB Benefit Base as described above.

      The GMIB Benefit Base does not create an Annuity Account Value or a Cash Value and is used solely for purposes of calculating the GMIB.


V.       GMIB NO LAPSE GUARANTEE

         APPLICABLE TO NQ, IRA, QP-DC  AND QP-DB  MARKETS ONLY:

         [Notwithstanding anything to the contrary in the Termination provision of this Contract, if your Annuity Account Value falls to zero on or before the Contract Date Anniversary following your [85th] birthday while this Contract is in force and there have been no withdrawals from your Contract other than as described below under "Conditions of the GMIB No Lapse Guarantee," then your GMIB will be exercised automatically on the Transaction Date that the Annuity Account Value falls to zero. The annual lifetime income that will be provided under GMIB will be based on your age and the GMIB Benefit Base on the Transaction Date that the Annuity Account Value falls to zero, notwithstanding any waiting period described above in Parts II and III of this Rider. Annual GMIB payments will be based on a single life annuity with a Period Certain and begin one calendar year after the Transaction Date that the Annuity Account Value falls to zero. You may notify us in writing, within [30] days of your receipt of notice from us stating that your Annuity Account Value has fallen to zero, if you wish to change the frequency of payments.]

         APPLICABLE TO TSA MARKET ONLY:

         [If on or before the Contract Date Anniversary following your [85th] birthday, your Annuity Account Value falls to zero due to the conditions described below and you are eligible to take distributions from the Contract, GMIB will be exercised as of the Transaction Date that the Annuity Account Value falls to zero. The annual lifetime income that will be provided under GMIB will be based on your age and the GMIB Benefit Base on the Transaction Date that the Annuity Account Value falls to zero, notwithstanding any waiting period described above in "Conditions of this Rider. You may notify us in writing regarding your choice of the form of annuity we are then offering for GMIB exercise.]

         Conditions of the GMIB No Lapse Guarantee:

         The No Lapse Guarantee described above applies only if there are no withdrawals from your Contract other than:

             (i) Withdrawals due to "Charges Deducted from Annuity Account Value" as described in Section 8.02, and
             (ii) Withdrawals during a Contract Year that, in aggregate, do not exceed [5%] of the beginning of Contract Year [5%] Roll Up to Age [85] GMIB Benefit Base. [In the first Contract Year, Contributions received in the first [90 days] are used to determine the beginning of Contract Year [5%] Roll Up to Age [85] GMIB Benefit Base for that Contract Year.
                  [APPLICABLE TO IRA, QP-DC, QP-DB AND TSA MARKETS ONLY]
           [(iii) Withdrawals made under any automatic withdrawal service we offer to meet lifetime required minimum distribution rules under the Code.]

         Any withdrawal in excess of the above will cause the GMIB No Lapse Guarantee to terminate. Termination of the No Lapse Guarantee provision does not cause termination of the other provisions of this Rider.

                  CONVERSION OF THIS GMIB RIDER TO A GWBL RIDER

VI. THIS RIDER'S BENEFIT ON AND AFTER THE GWBL CONVERSION EFFECTIVE DATE


On the GWBL Conversion Effective Date, this Rider converts to a GWBL Rider. The date on which we receive your request to convert this Rider to a GWBL Rider as described in Part II of this Rider is the "Conversion Transaction Date." [If i) you have not elected to convert this GMIB to a GWBL prior to the Last GMIB Exercise Date, or ii) you do not elect any of the GMIB Options on the Last GMIB Exercise Date as described in Part II of this Rider, this Rider's Conversion Transaction Date is the [30th ] day after the GWBL Conversion Effective Date.]


This Rider provides a Guaranteed Withdrawal Benefit for Life which guarantees that you can receive lifetime withdrawal amounts up to a maximum amount per Contract Year. This GWBL Rider does not provide a Cash Value or any minimum account value.

Under the Guaranteed Withdrawal Benefit for Life, we guarantee that you will be eligible to receive withdrawals while you are living, even if such withdrawals cause the Annuity Account Value to fall to zero. Withdrawals, for purposes of the Guaranteed Withdrawal Benefit for Life, are your total withdrawals during each Contract Year up to the Guaranteed Annual Withdrawal Amount (as defined below in Part VII G of this Rider). If the Owner named under the Contract is a Non-Natural Owner, we guarantee such withdrawals for the life of the Annuitant.

If a Successor Owner [NQ only: or Joint Owner] under an individually owned Contract, or a Joint Annuitant under a Contract owned by a Non-Natural Owner, is added after the GWBL Conversion Effective Date to change your Contract to a Joint Life Benefit Contract, we guarantee such withdrawals during the lives of you and such [NQ only: Joint Owner or ] Successor Owner [NQ only: as applicable], or during the lives of the Annuitant and Joint Annuitant, respectively. The terms and conditions of the Guaranteed Withdrawal Benefit for Life are set forth below.

On the GWBL Conversion Transaction Date:


       [(i) The Investment Options available as of your GWBL Conversion Transaction Date are the Investment Options available under [Option A].


       (ii) We effect any transfers to or among the available Investment Options described in the preceding paragraph in accordance with the instructions you gave us when you elected to convert to a GWBL Rider.


      (iii) [If conversion to a GWBL Rider was under the default provision for the Last GMIB Exercise Date, as described in Part II of this Rider, above, for amounts not allocated to the Investment Options available under this Rider as of the Conversion Transaction Date, such amounts will be allocated to the [AXA Moderate Allocation Investment Option.]] If we are not offering the [AXA Moderate Allocation Investment Option] as of the GWBL Conversion Transaction Date, we may substitute a variable investment option that has a different name or investment manager provided it has a substantially similar investment policy. If no such similar substitute is available, we will move such amounts to the Guaranteed Interest Option.

       (iv) Any applicable Withdrawal Charges as described in Part C of the Data Pages will continue after the GWBL Conversion Transaction Date.

       [(v) The Special [Money Market] Dollar Cost Averaging program will no longer be available under this Contract.]

VII. DEFINITIONS AND CONDITIONS APPLICABLE TO THE GWBL RIDER

         A.       AUTOMATIC PAYMENT PLAN

                  "Automatic Payment Plan" means an optional plan for periodic withdrawals up to the Guaranteed Annual Withdrawal Amount each Contract Year. The types of Automatic Payment Plans are described in Part VIII of this Rider.

         B.       JOINT ANNUITANT

                  "Joint Annuitant" means the individual named and added as such to this Contract. The Joint Annuitant must be the spouse of the Annuitant on the Conversion Transaction Date, but a change may subsequently be made in accordance with Part IX of this Rider.

         C.       JOINT LIFE BENEFIT CONTRACT


                  For a Contract which is individually owned, "Joint Life Benefit Contract" means a Contract under which a Successor Owner, is added after the GWBL Conversion Effective Date for purposes of establishing a Joint Life Benefit Contract. [NQ only: If your Contract had a spousal Joint Owner before the GWBL Conversion Effective Date, such Joint Owner may be maintained for purposes of establishing this Rider on a Joint Life Benefit basis.] For a Contract owned by a Non-Natural Owner, "Joint Life Benefit Contract" means a Contract under which a Joint Annuitant is added after the GWBL Conversion Effective Date for purposes of establishing a Joint Life Benefit Contract. For Non-Natural Owner Contracts, if your Contract had spousal Joint Annuitants before the GWBL Conversion Effective Date, such Joint Annuitants may be maintained for purposes of establishing this Rider on a joint life benefit basis. [NQ only: A Joint Life Benefit Contract where the Owner is an individual and named with a Successor Owner or Joint Owner may be issued with a Joint Annuitant.] If your GWBL Conversion Effective Date is a Contract Date Anniversary prior to your [85th] birthday, you may not add a Joint Life to this Contract once a withdrawal is taken following the GWBL Conversion Effective Date. If your GWBL Conversion Effective Date is the Contract Date Anniversary following your [85th] birthday, you may not add a Joint Life to this Contract once a withdrawal is taken after the [30th] day following the GWBL Conversion Effective Date,. If the younger of you and your spouse is less than age [70] as of the GWBL Conversion Effective Date, a Joint Life Benefit Contract is not available. If a Joint Life Benefit Contract is elected after the GWBL Conversion Effective Date, a Death Benefit is payable on the second to die of the Annuitant and the Joint Annuitant.


         D.       SINGLE LIFE BENEFIT CONTRACT


                  On the [30th] day following the GWBL Conversion Effective Date applicable to the Last GMIB Exercise Date, this Contract is automatically established as a Single Life Benefit Contract. "Single Life Benefit Contract" means where a Contract is individually owned, the Owner determines the Single Life Benefit under this GWBL Rider. [NQ only: For an individually owned Contract where there are Joint Owners, the older of the Owner and the Joint Owner determines the Single Life Benefit under this Rider.] For a Contract owned by a Non-Natural Owner, the Annuitant determines the Single Life Benefit under this GWBL Rider. For a Non-Natural Owner Contract where there were Joint Annuitants prior to the GWBL Conversion Effective Date, the older of the Joint Annuitants determines the Single Life Benefit under this Rider. [NQ only: A Single Life Benefit Contract where the Owner is an individual and named without a Successor Owner may be issued with a Joint Annuitant.]


         E.       SUCCESSOR OWNER

                  "Successor Owner" means the individual named and added to an individually owned Contract after the GWBL Conversion Effective Date for purposes of providing a Joint Life Benefit under this Contract. The Successor Owner must be the spouse of the Owner on the Conversion Transaction Date, but a change may subsequently be made in accordance with Part IX of this Rider.
                   [NQ only: If elected, upon addition to this Rider, a
                  Successor Owner may be provided joint ownership rights.]

         F.       GWBL BENEFIT BASE

                  Your initial GWBL Benefit Base is determined as of the GWBL Conversion Effective Date. It will be equal to either the Annuity Account Value or the GMIB Benefit Base as of that date, depending on which of the two amounts produces a greater benefit as described below in the definition of Guaranteed Annual Withdrawal Amount. Your GWBL Benefit Base may be increased by any "Annual Ratchet," and it may be reduced by withdrawals that exceed your Guaranteed Annual Withdrawal Amount ("Excess Withdrawals"), as described below. [Notwithstanding anything to the contrary in this Rider, your GWBL Benefit Base will be capped at the greater of the following: (i) your initial GWBL Benefit Base as of the GWBL Conversion Effective Date and (ii) [$5 million].]

         G.       GUARANTEED ANNUAL WITHDRAWAL AMOUNT

                  Your initial Guaranteed Annual Withdrawal Amount is equal to the greater of (i) the Annuity Account Value Applicable Percentage shown in the table below applied to your Annuity Account Value and (ii) the GMIB Benefit Base Applicable Percentage shown in the table below applied to your GMIB Benefit Base. Both these values are determined as of the GWBL Conversion Effective Date.

                  Single Life Benefit Contract Applicable Percentages: For purposes of determining your initial Guaranteed Annual Withdrawal Amount, the percentages shown in the Single Life line in the table are used.

                  If your initial Guaranteed Annual Withdrawal Applicable Percentage is the percentage shown in column B of the table, it will increase to the percentage shown in Column A on any Contract Date Anniversary on which your Benefit Base is increased by an Annual Ratchet.

                  Joint Life Benefit Contract Applicable Percentages: The Applicable Percentage is based on your age or the age of the Successor Owner [NQ only: or Joint Owner, as applicable], whoever is younger. For a Joint Life Benefit Contract with a Non-Natural Owner, the Applicable Percentage is based on the younger Annuitant's age. The Applicable Percentages are shown in the Joint Life line for the appropriate age in the table below.

                  If you change your benefit to a Joint Life Benefit Contract on or after your GWBL Conversion Effective Date, the Applicable Percentage is re-determined as an initial Applicable Percentage as described above.

                  For Joint Life Benefit Contracts, if the GWBL Benefit Base is increased by an Annual Ratchet after the GWBL Conversion Effective Date, then as of the Contract Date Anniversary for that Annual Ratchet, the Applicable Percentage will be the percentage shown in Column A for the age of the younger spouse:

--------------------------------------------------------------------------------
                                              You have elected [5% ]GMIB
                             A                                   B
               -----------------------------------------------------------------
                Applicable Percentage if Annuity  Applicable Percentage if GMIB
                Account Value produces a higher   Benefit Base produces a higher
                Guaranteed Annual Withdrawal      Guaranteed Annual Withdrawal
                Amount                            Amount
--------------------------------------------------------------------------------
Single Life                   [6.0%]                           [5.0%
(All ages)
--------------------------------------------------------------------------------
Joint Life if
younger spouse
is:
--------------------------------------------------------------------------------
Age [85+                       [5.5%                           [4.0%
--------------------------------------------------------------------------------
Ages 80-84                      5.0%                            3.5%
--------------------------------------------------------------------------------
Ages 75-79                      4.5%                            3.0%
--------------------------------------------------------------------------------
Ages 70-74]                    4.0%]                           2.5%]
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                  Guaranteed Annual Withdrawals may be taken through an Automatic Payment Plan we offer. If you take less than the Guaranteed Annual Withdrawal Amount in any Contract Year, you may not add the remainder to your Guaranteed Annual Withdrawal amount in any subsequent Contract Year.


         H.       ANNUAL RATCHET

                  Your Benefit Base is recalculated on each Contract Date Anniversary to equal the greater of (i) the Annuity Account Value and (ii) the prior Benefit Base. An increase in the Benefit Base resulting from that calculation is an Annual Ratchet. If the Benefit Base is increased by such recalculation, your Guaranteed Annual Withdrawal Amount will be increased as of the next Contract Year following such Contract Date Anniversary to equal your Applicable Percentage times your new Benefit Base.

                  We may increase the charge for this Rider up to the maximum charge shown in Part XII of this Rider; however, we will apply the higher charge only if your Benefit Base increases due to an Annual Ratchet. The new charge will remain in effect for the duration of the Rider, subject to any further charge increase permitted by the previous sentence. Any increase in the charge for this Rider will be communicated in writing to you at least [45 days] before the Contract Date Anniversary on which it would take effect. You may decline an Annual Ratchet that would cause a charge increase by providing us with a written request to decline such Annual Ratchet. Thereafter, you may provide us with a written request to reactivate Annual Ratchets and accept the higher charge. Once you have done so, the Annual Ratchet will occur on any future Contract Date Anniversary after such election when the Annuity Account Value is higher than the Benefit Base, as described above. The Annual Ratchet will not be applied on a retroactive basis.

         I.       EXCESS WITHDRAWAL

                  An Excess Withdrawal occurs when you withdraw more than your Guaranteed Annual Withdrawal amount in any Contract Year. Once a withdrawal causes cumulative withdrawals in a Contract Year to exceed your Guaranteed Annual Withdrawal amount, the entire amount of that withdrawal and all subsequent withdrawals in that Contract Year are considered Excess Withdrawals.

                  If you make an Excess Withdrawal, we recalculate your Benefit Base and the Guaranteed Annual Withdrawal Amount, as follows:
                  1) The Benefit Base is reduced on a pro-rata basis by an Excess

                  Withdrawal. 2) The Guaranteed Annual Withdrawal amount is recalculated to equal the Applicable Percentage multiplied by the reset Benefit Base.

                  An Excess Withdrawal that reduces your Annuity Account Value to zero terminates the Contract, including all benefits, without value.

         J.       EFFECT OF YOUR ANNUITY ACCOUNT VALUE FALLING TO ZERO

                  If either of the following happens while you are living and this Rider is in effect: (i) you make a withdrawal for an amount that is equal to or exceeds the Annuity Account Value but is not an Excess Withdrawal, or (ii) the Annuity Account Value falls to zero by the deduction of a Contract charge, you will receive payments equal to your Guaranteed Annual Withdrawal amount, subject to the following terms and conditions: The date of any such event is the benefit transaction date for purposes of this subsection. Guaranteed Annual Withdrawals will begin on the next Contract Date Anniversary following the benefit transaction date and continue on each subsequent Contract Date Anniversary for the full amount, while you or the Successor Owner [NQ: or Joint Owner, as applicable,] under a Joint Life Benefit Contract is living. For Contracts with Non-Natural Owners, Guaranteed Annual Withdrawals will continue while the Annuitant or the Joint Annuitant under a Joint Life Benefit Contract is living. If, on the benefit transaction date, you were taking payments through an Automatic Payment Plan, the frequency of payments after the benefit termination date is described in Part VIII of this Rider. If you were not taking payments through an Automatic Payment Plan, then any remaining balance of the Guaranteed Annual Withdrawal for the Contract Year in which your Annuity Account Value was reduced to zero will be paid to you in a lump sum on the benefit transaction date and Guaranteed Annual Withdrawals will continue to be made for the full amount thereafter on an annual basis. As of the benefit transaction date, your Contract will be cancelled and a supplementary life annuity contract setting forth your continuing benefit will be issued to you, as further described below.

                  When the supplementary life annuity contract is issued, the Owner of record under this Contract on the benefit transaction date will be the Owner under the supplementary life annuity contract. The Owner will also become the Annuitant under the supplementary life annuity contract. Any Successor Owner [NQ only: or Joint Owner, as applicable] under this Contract will become the Joint Annuitant under the supplementary contract. If this Contract is owned by a Non-Natural Owner, the Annuitant and Joint Annuitant, if applicable, remain the same under the supplementary life annuity contract.

                  If you had any remaining Death Benefit as described in Part X of this Rider on the benefit transaction date, your Death Benefit will continue under the supplementary life annuity contract. The amount of any such Death Benefit will be reduced by any payments we make. The Beneficiary under this Contract will be the Beneficiary under the supplementary life annuity contract subject to your right to change the beneficiary under the supplementary contract.

VIII.    WITHDRAWALS UNDER AUTOMATIC PAYMENT PLANS

           You may elect to receive automatic payments based on any of the following frequencies: [monthly, quarterly or annually]. The frequency you elect determines the amount of the Guaranteed Annual Withdrawal amount you receive on each scheduled payment date.

           You may elect one of the following Automatic Payment Plans to receive your Guaranteed Annual Withdrawal amount. If you take a lump sum withdrawal once you have elected an Automatic Payment Plan, the Plan will terminate for that and subsequent Contract Years. You may re-elect an Automatic Payment Plan in the following Contract Year provided your Annuity Account Value has not fallen to zero, as described in this Rider.

                    MAXIMUM PAYMENT PLAN: The Maximum Payment Plan withdraws the full Guaranteed Annual Withdrawal amount each Contract Year. Payments are based on the frequency you elect under this plan. Each scheduled payment is equal to your Guaranteed Annual Withdrawal amount divided by the number of scheduled payments per year. Any payments that are to be made after the Annuity Account Value falls to zero, as described in this Rider, will continue on the same frequency.

                    CUSTOMIZED PAYMENT PLAN: The Customized Payment Plan withdraws a fixed amount that is not more than the Guaranteed Annual Withdrawal amount. Payments are based on the amount and frequency of the payment you elect under this plan. If payments are to be made after your Annuity Account Value falls to zero while you are taking payments under the [Customized Payment Plan], then the remaining balance for the Guaranteed Annual Withdrawal amount for the Contract Year in which your Annuity Account Value fell to zero will be paid in a lump sum and payments equal to the Guaranteed Annual Withdrawal amount will continue to be made thereafter in the same frequency as on the benefit transaction date.

         [APPLICABLE ONLY TO THE TRADITIONAL IRA, TSA AND QP MARKETS] [LIFETIME REQUIRED MINIMUM DISTRIBUTIONS:

           When the lifetime Required Minimum Distribution ("RMD") Rules described in any endorsement hereto apply to your Contract/Certificate, and you elect our Automatic RMD Withdrawal Service, any lifetime required minimum distribution payment we make to you under our Automatic RMD Withdrawal Service will not be treated as an Excess Withdrawal. If you elect either of our Automatic Payment Plans (the Maximum Payment Plan or the Customized Payment Plan) and our Automatic RMD Withdrawal Service, we will make a payment in addition to the Guaranteed Annual Withdrawal amount if necessary to meet the lifetime required minimum distribution amount for the calendar year for this Contract/Certificate. The combined Automatic Payment Plan payments and lifetime required minimum distribution payment will not be treated as Excess Withdrawals. However, if you take any lump sum withdrawals in addition to your lifetime required minimum distribution while using our Automatic RMD Withdrawal Service and Automatic Payment Plan payments, the additional lump sum may cause an Excess Withdrawal and may be subject to a Withdrawal Charge, as described in this Rider. Further, your Benefit Base and Guaranteed Annual Withdrawal amount may be reduced.

           If you elect our Automatic RMD Withdrawal Service and do not elect one of our Automatic Payment Plans, that is, you elect to take your Guaranteed Annual Withdrawal amount in lump sum withdrawals, we will make a payment if necessary to meet the lifetime required minimum distribution amount for the calendar year for this Contract/Certificate. Any lifetime required minimum distribution amount withdrawal you make under our Automatic RMD Withdrawal Service will not be treated as an Excess Withdrawal; however, any other lump sum withdrawals in the same Contract Year may be treated as Excess Withdrawals.]

IX.      CERTAIN CHANGES UNDER JOINT LIFE BENEFIT CONTRACTS

      1. Change of Successor Owner [NQ only: Joint Owner], or Joint Annuitant

      Before a Withdrawal has been made and after the GWBL Conversion Effective Date, (i) you may change any Successor Owner [NQ only: or Joint Owner, as applicable,] named under this Contract to your current spouse, or (ii) the Joint Annuitant named under this Contract may be changed to the Annuitant's current spouse. Any such change must be made in writing in a form we accept. The change will take effect as of the date you sign it, but, we will not be liable as to any payments we make or actions we take before we receive such change.


      If your GWBL Conversion Effective Date is a Contract Date Anniversary prior to your [85th] birthday, once a Withdrawal has been made under this Contract after the GWBL Conversion Effective Date, the Successor Owner [NQ only: Joint Owner] or Joint Annuitant cannot be changed.

      If your GWBL Conversion Effective Date is the Contract Date Anniversary following your [85th] birthday, once a Withdrawal has been made under this Contract after the [30] days following the GWBL Conversion Effective Date, the Successor Owner [NQ only: Joint Owner] or Joint Annuitant cannot be changed.


      2.  Conversion to a Single Life Benefit Contract

                  (i) Before any Withdrawal has been made and after the GWBL Conversion Effective Date, you may terminate the Successor Owner [NQ only: or Joint Owner] provision of this Contract, as applicable, by written notice satisfactory to us. Under a Contract with a Non-Natural Owner, the Joint Annuitant provisions of this Contract may be terminated by written notice satisfactory to us. Effective on the Transaction Date we receive the notice, the Guaranteed Withdrawal Benefit for Life guarantee will apply solely with respect to your life, or if you are a Non-Natural Owner, to the Annuitant's life, and we will adjust the Applicable Percentage shown in Part VII G of this GWBL Rider prospectively to the single life Applicable Percentage for Contracts of the same class as yours. The Applicable Percentage described in Part VII G of this GWBL Rider will be based on your age, or, if you are a Non-Natural Owner, the Annuitant's age. Once the Successor Owner,[NQ only: Joint Owner] or Joint Annuitant provisions have been terminated, a new Successor Owner, [NQ only: Joint Owner] or Joint Annuitant may not be named.

                  (ii) If your GWBL Conversion Effective Date is a Contract Date Anniversary prior to your [85th] birthday, if a Withdrawal has been made after the GWBL Conversion Effective Date, you may terminate the Successor Owner [NQ only: or Joint Owner] provision, as applicable, or if you are a Non-Natural Owner, the Joint Annuitant provision of this Contract. If your GWBL Conversion Effective Date is the Contract Date Anniversary following your [85th] birthday, if a Withdrawal has been made after the [30] days following the GWBL Conversion Effective Date, you may terminate the Successor Owner [NQ only: or Joint Owner] provision, as applicable, or if you are a Non-Natural Owner, the Joint Annuitant provision of this Contract. Effective on the Transaction Date we receive the notice, the Guaranteed Withdrawal Benefit for Life guarantee will apply solely with respect to your life, or, if the Contract is owned by a Non-Natural Owner, the Annuitant's life; however, we will not adjust the Applicable Percentage shown in
                           Part VII G of this GWBL Rider to the Single Life Applicable Percentage. Your Applicable Percentage will be based solely on your age once such termination has taken place, or if you are a Non-Natural Owner, the Annuitant's age using the Joint Life Applicable Percentage. Once the Successor Owner, [NQ only: Joint Owner] or Joint Annuitant provisions have been terminated, a new Successor Owner, [NQ only: Joint Owner] or Joint Annuitant may not be named.


      3.  Contracts Split By Court Order

                  If required under an applicable court order relating to a divorce, we will split the Contract as near as is practicable in accordance with the Order and we will replace the Contract with two Single-Life Benefit Contracts.

                  (i) If the split of the Contract occurs before any Withdrawal has been made and after the GWBL Conversion Effective Date, the Applicable Percentage under each respective new Contract will be adjusted prospectively to the single life Applicable Percentage for Guaranteed Annual Withdrawals and will be based on each respective individual's age at first withdrawal and any subsequent Annual Ratchet.


                  (ii) If your GWBL Conversion Effective Date is a Contract Date Anniversary prior to your [85th] birthday, and if the split of the Contract occurs after any Withdrawal has been made under your original Contract after the GWBL Conversion Effective Date, the Joint Life Applicable Percentage will remain effective for each Contract resulting from the original Contract split. If your GWBL Conversion Effective Date is the Contract Date

                           Anniversary following your [85th] birthday, and if the split of the Contract occurs after any Withdrawal has been made under your original Contract after the [30] days following the GWBL Conversion Effective Date, the Joint Life Applicable Percentage will remain effective for each Contract resulting from the original Contract split. The Joint Life Applicable Percentage that was in effect at the time of the split may increase at the time an Annual Ratchet occurs based on each respective individual's age under their respective new Contract.


X.       EFFECT OF DEATH

         1.       BENEFICIARY

      You give us the name of the beneficiary who is to receive any death benefit payable upon the "Last Applicable Death" under this Contract ("Beneficiary").

                  "Last Applicable Death" means:

                  For a Single Life Benefit Contract where the Owner is an individual, the Last Applicable Death is the death of the Owner. [NQ only: For a Single Life Benefit Contract with Joint Owners, the Last Applicable Death is the death of the older Joint Owner.] For a Non-Natural Owner Single Life Benefit Contract, the Last Applicable Death is the death of the Annuitant. For a Non-Natural Owner Single Life Benefit Contract with Joint Annuitants, the Last Applicable Death is the death of the older Joint Annuitant.

                  Notwithstanding anything to the contrary in any optional Guaranteed Minimum Death Benefit Rider you may have been issued, on or after the GWBL Conversion Effective Date, for a Joint Life Benefit Contract where the Owner is an individual, the Last Applicable Death is the death of the second to die of the Owner and the [NQ only: Joint Owner or] Successor Owner [NQ only: as applicable], provided that the Owner and [NQ only: Joint Owner or] Successor Owner [NQ only: as applicable], were married at the time of the first death. For a Non-Natural Owner Joint Life Benefit Contract, the Last Applicable Death is the death of the second to die of the Annuitant and Joint Annuitant, provided that the Annuitant and Joint Annuitant were married at the time of the first death.


                  For a Joint Life Benefit Contract where the Owner and [NQ only: Joint Owner or] Successor Owner [NQ only: as applicable], or Annuitant and Joint Annuitant, as applicable, are no longer married at the time of the first death, the Payment Upon Death Rules described below apply.


         2.       PAYMENT UPON DEATH

                  Upon the Last Applicable Death before the Annuity Account Value falls to zero and before an Annuity Benefit is elected under Section 7.01, we will pay a death benefit to the Beneficiary and subject to the conditions set forth in the tables below and any applicable endorsement.

                  Upon the Last Applicable Death while withdrawals are being made under a supplementary contract as described in the Part VII J of this Rider and while there is a remaining death benefit, we will pay a death benefit to the Beneficiary in a single sum.

                  The Death Benefit amount is determined by comparing the Annuity Account Value on the Payment Transaction Date to the Guaranteed Minimum Death Benefit on the date of death of the Owner, adjusted for any subsequent withdrawals. The greater amount is payable as the Death Benefit. Your Guaranteed Minimum Death Benefit as of the Contract Date continues to be applicable as of the GWBL Conversion Effective Date. [For Owners who elected the "Greater of" Guaranteed Minimum Death
                  Benefit: On or after the GWBL Conversion Effective Date, your GMDB will be adjusted for withdrawals on a pro-rata basis as described in your GMDB Rider.]

                  [THE FOLLOWING TEXT WILL APPEAR FOR NQ CONTRACTS ONLY ]

                  [Effect Of Divorce On Required Payments At Death

                  I. If in accordance with the Section VII C of this Rider, a joint life is added to this Rider on or after the GWBL Conversion Effective Date and if the Contract becomes a Joint Life Benefit Contract with joint ownership rights in the Successor Owner, the Owner and Successor Owner, or Joint Owner, as applicable, subsequently divorce, and the Contract is not split, then the following applies on the death of the first to die of the Owner or the Successor Owner or Joint Owner, as applicable, before a supplementary contract has been issued. (The following also applies to at the first death of a Single Life Benefit Contract with Joint Owners Contract who are not spouses.)

                           A. Payments will be made to the surviving Owner or Successor Owner or Joint Owner, as applicable, not the Beneficiary. Payments will only be made to the Beneficiary if the surviving Owner or Successor Owner or Joint Owner, as applicable, also dies before the entire interest in the Contract is fully distributed.

                           B. As described in the Endorsement Applicable to Non-Qualified Contracts, the entire interest in the Contract must be distributed within five years after the first death, unless the surviving Owner or Successor Owner (or Joint Owner, as applicable) elects to take the alternative payments in the form of a life annuity or installment option for a period of not longer than life expectancy, beginning within one year after the first death. The surviving Owner or Successor Owner (or Joint Owner, as applicable) may elect the NQ Beneficiary Continuation Option described in your Contract.

                           C. If the surviving Owner or Successor Owner (or Joint Owner, as applicable) elects to take the entire interest in the Contract within five years after the first death, then he/she has the option to terminate this Rider on or after the GWBL Conversion Effective Date and the related charge on written request to us.

                           On the death of either the Owner or the Successor Owner (or Joint Owner, as applicable) after a supplementary contract has been issued, any payments will continue to be made pursuant to the terms of the supplementary contract to the surviving Annuitant or Joint Annuitant, not the Beneficiary. Payments will only be made to the Beneficiary if the surviving Annuitant or Joint Annuitant also dies before the entire interest in the Contract is fully distributed.

                  II. If in accordance with the Section VII C of this Rider, a joint life is added to this Rider on or after the GWBL Conversion Effective Date and if the Contract becomes a Joint Life Benefit Contract without joint ownership rights in the Successor Owner, the Owner and Successor Owner subsequently divorce, and the Contract is not split, then the following applies on the death of the Owner before a supplementary contract has been issued. If the Successor Owner is the first to die, there is no effect on the payments.

                           A. Payments will be made to the surviving Successor Owner, not the Beneficiary.

                           B. As described in the Endorsement Applicable to Non-Qualified Contracts, the entire interest in the Contract must be distributed within five years after the Owner's death, unless the surviving Successor Owner elects to take the alternative payments in the form of a life annuity or installment option for a period of not longer than life expectancy, beginning within one year after the Owner's death. The surviving Successor Owner may elect the NQ Beneficiary Continuation Option described in your Contract.

                           C. If the surviving Successor Owner elects to take the entire interest in the Contract within five years after the Owner's death, then he/she has the option to terminate this Rider and the related charge on written request to us.

                           On the death of the Owner after a supplementary contract has been issued, any payments will continue to be made pursuant to the terms of the supplementary contract.]

                  [THE FOLLOWING TEXT WILL APPEAR FOR IRA, SIMPLE AND SEP CONTRACTS ONLY.]

                  [Effect of Divorce on Required Payments at Death:

                  If in accordance with the Section VII C of this Rider, a joint life is added to this Rider on or after the GWBL Conversion Effective Date and if the Owner and Successor Owner subsequently divorce, and the Contract is not split, then the following applies on the death of the Owner before a supplementary contract has been issued. On your death after a supplementary contract has been issued, any payments will continue to be made pursuant to the terms of the supplementary contract.

                           A. Payments will be made to the surviving Successor Owner, not the Beneficiary, in accordance with "Minimum Distribution Rules
                                    - Required Payments After Death." described in your Contract.

                           B. The surviving Successor Owner may elect the Beneficiary Continuation Option described in your Contract.

                           C. If the surviving Successor Owner elects to take distribution of the entire interest in the Contract by the end of the calendar year containing the fifth anniversary of your death, then he/she has the option after the GWBL Conversion Effective Date to terminate this Rider written request to us.

                  If the former spouse named as the Successor Owner is the first to die, there is no effect on the payments.]

         [3. EFFECT OF DEATH ON YOUR GUARANTEED MINIMUM DEATH BENEFIT ("GMDB") RIDER


                  Under a Joint Life Benefit Contract upon the older spouse's death prior to the Contract Maturity Date, the following provisions apply if an optional Guaranteed Minimum Death Benefit Rider is issued with this Contract. For purposes of this section reference to "original Owner" means the older spouse:



                        1. If the surviving spouse is age [75] or younger on the
                           date of death of original Owner and the Owner was [85] or older at death, the GMDB will continue to grow according to its terms until the Contract Date Anniversary following the date the surviving spouse reaches age [85].

                        2. If the surviving spouse is age [76] or older on the
                           date of the Owner's death, the optional GMDB elected by the original Owner will continue, however, we will not reinstate any rollup or ratchet feature.

                        3. If the optional GMDB continues, the GMDB roll up
                           benefit base reset, if applicable, will no longer be in effect. ]

When a Death Benefit becomes payable under certain circumstances described in your [Market Segment] Endorsement, an election may be made to instead continue the Contract under Spousal Continuation or our Beneficiary Continuation Option ("BCO"). The availability of Spousal Continuation and BCO is described in the following charts, subject to all terms and conditions of the applicable Endorsement. These charts also describe the succession of [Joint Owner and ] Successor Owner under Joint Life Benefit Contracts owned by an individual and Joint Annuitant under Joint Life Benefit Contracts owned by a Non-Natural Owner.

IF DEATH OCCURS BEFORE THE ANNUITY ACCOUNT VALUE FALLS TO ZERO AND BEFORE AN ANNUITY BENEFIT IS ELECTED:


-----------------------------------------------------------------------------------------------------------------------------------
                                        Effect of Death on a Single Life Contract:
-----------------------------------------------------------------------------------------------------------------------------------
If the deceased is the       And                And                           Then
-----------------------------------------------------------------------------------------------------------------------------------
1.       Owner               Is also the        The Beneficiary is the        Guaranteed Withdrawal Benefit for Life ends and
                             Annuitant or       surviving spouse              Death Benefit is payable; Spouse may elect Spousal
                             Joint Annuitant,                                 Continuation or BCO without the Guaranteed
                             if applicable                                    Withdrawal Benefit for Life.
-----------------------------------------------------------------------------------------------------------------------------------
2.       Owner               Is also the        The Beneficiary is not the    Guaranteed Withdrawal Benefit for Life ends and
                             Annuitant or       surviving spouse              Death Benefit is payable; the beneficiary may elect
                             Joint Annuitant,                                 BCO without the Guaranteed Withdrawal Benefit for
                             if applicable                                    Life.
-----------------------------------------------------------------------------------------------------------------------------------
3.       Owner               Annuitant or       Beneficiary is spouse         Guaranteed Withdrawal Benefit for Life ends and
                             Joint Annuitant,                                 Death Benefit is payable; the beneficiary may elect
                             if applicable,                                   Spousal Continuation or BCO without the Guaranteed
                             is living                                        Withdrawal Benefit for Life.
-----------------------------------------------------------------------------------------------------------------------------------
4.       Owner               Annuitant or       Beneficiary is non-spouse     Guaranteed Withdrawal Benefit for Life ends and
                             Joint Annuitant,                                 Death Benefit is payable; the beneficiary may elect
                             if applicable,                                   BCO without the Guaranteed Withdrawal Benefit for
                             is living                                        Life.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
5.   Annuitant (under a      The Owner is                                     The Owner becomes the new Annuitant and the
     single Annuitant        living                                           Contract and Guaranteed Withdrawal Benefit for Life
     Contract)                                                                continue. Death Benefit is not payable until the
                                                                              death of the Owner.
-----------------------------------------------------------------------------------------------------------------------------------
6.   First to die of         The Owner is                                     The Contract and Guaranteed Withdrawal Benefit for
     the Annuitant and       living                                           Life continue with a single Annuitant.  Death
     Joint Annuitant                                                          Benefit is not payable until the death of the
                                                                              Owner.
-----------------------------------------------------------------------------------------------------------------------------------
7.   Second to die of        The Owner is                                     The Owner becomes the new Annuitant and the
     the Annuitant and       living                                           Contract and Guaranteed Withdrawal Benefit for
     Joint Annuitant                                                          Life continue. Death Benefit is not payable until
                                                                              the death of the Owner.
-----------------------------------------------------------------------------------------------------------------------------------
8.   Annuitant               Owner is           Beneficiary is the spouse     Guaranteed Withdrawal Benefit for Life ends and
                             Non-Natural        of the annuitant              Death Benefit is payable; Spouse may elect Spousal
                                                                              Continuation or BCO and continue the
                                                                              Contract without the Guaranteed Withdrawal
                                                                              Benefit for Life.
-----------------------------------------------------------------------------------------------------------------------------------
9.   Annuitant               Owner is           Beneficiary is not the        Guaranteed Withdrawal Benefit for Life ends and
                             Non-Natural        spouse of the annuitant       Death Benefit is payable; beneficiary may
                                                                              elect BCO without the Guaranteed
                                                                              Withdrawal Benefit for Life.
-----------------------------------------------------------------------------------------------------------------------------------
10.  [Older Joint            [The younger                                     Guaranteed Withdrawal Benefit for Life ends and
     Owner]                  Owner is living]                                 Death Benefit is payable; Spouse may elect Spousal
                                                                              Continuation or BCO without the Guaranteed
                                                                              Withdrawal Benefit for Life. If the Joint
                                                                              Owners are not spouses, only BCO without
                                                                              the GWBL may be elected or in accordance
                                                                              with the Part X.2. of this Rider and the
                                                                              Endorsement Applicable to Non-
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Qualified Contracts, amounts must be
                                                                              distributed from the Contract as provided
                                                                              under the "One Year and Five Year Rule.
-----------------------------------------------------------------------------------------------------------------------------------
11.  [Younger Joint          Older Owner is     Owners are spouses.           The Contract and Guaranteed Withdrawal Benefit for
     Owner]                  living                                           Life continue with a single Owner. Death Benefit
                                                                              is not payable until the death of the older Owner.
-----------------------------------------------------------------------------------------------------------------------------------
12.  [Younger Joint          Older Owner is     Owners are not spouses.       In accordance with the Endorsement Applicable to
     Owner]                  living.                                          Non-Qualified Contracts, amounts must be
                                                                              distributed from the Contract as provided under
                                                                              the "One Year and Five Year Rule."
-----------------------------------------------------------------------------------------------------------------------------------
13.  Older Joint             The younger        Owner is Non-Natural          Guaranteed Withdrawal Benefit for Life ends and
     Annuitant               Annuitant is                                     Death Benefit is payable; Spouse may elect Spousal
                             living                                           Continuation or BCO without the Guaranteed
                                                                              Withdrawal Benefit for Life.
-----------------------------------------------------------------------------------------------------------------------------------
14.  Younger Joint           Older Annuitant    Owner is Non-Natural          The Contract and Guaranteed Withdrawal Benefit for
     Annuitant               is living                                        Life continue with a single Annuitant.  Death
                                                                              Benefit is not payable until the death of the older
                                                                              Annuitant.
-----------------------------------------------------------------------------------------------------------------------------------

 [NQ ONLY] [For purposes of the following table, the term "Joint Owner" may be substituted with the term "Successor Owner" as the Effect of Death on these parties to the Contract is the same. ]

----------------------------------------------------------------------------------------------------------------------------------
                                        Effect of Death on a Joint Life Contract:
----------------------------------------------------------------------------------------------------------------------------------
If the deceased is the       And                     And                      Then
-----------------------------------------------------------------------------------------------------------------------------------
1.    Owner                  Is also the Annuitant   The Successor Owner is   The Successor Owner becomes the sole Owner and the
                                                     living                   new Annuitant.  The Contract and Guaranteed
                                                                              Withdrawal Benefit for Life continue. Death Benefit
                                                                              is not payable until the death of the Successor
                                                                              Owner.

                                                                              |X| If a withdrawal has already been taken, after
                                                                                  the GWBL Conversion Effective Date, the
                                                                                  Contract continues with the Joint Life
                                                                                  Applicable Percentage (based on the Successor
                                                                                  Owner's age) and with withdrawals over the
                                                                                  Successor Owner's life only.

                                                                              |X| If no withdrawals have been taken, after the
                                                                                  GWBL Conversion Effective Date, the
                                                                                  Applicable Percentage will be adjusted to a
                                                                                  Single Life Applicable Percentage
                                                                                  prospectively.

-----------------------------------------------------------------------------------------------------------------------------------
2.    Owner                  The Annuitant is        The Successor Owner is   The Successor Owner becomes the sole Owner. The
                             living                  also living              Contract and Guaranteed Withdrawal Benefit for Life
                                                                              continue. Death Benefit is not payable until the
                                                                              death of the Successor Owner.
                                                                              |X| If a withdrawal has already been taken, after
                                                                                  the GWBL Conversion Effective Date, the
                                                                                  Contractcontinues with the Joint Life
                                                                                  Applicable Percentage (based on the Successor
                                                                                  Owner's age) and with withdrawals over the
                                                                                  Successor Owner's life only.
                                                                              |X| If no withdrawals have been taken, after the
                                                                                  GWBL Conversion Effective Date, the
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                        Effect of Death on a Joint Life Contract:
----------------------------------------------------------------------------------------------------------------------------------
If the deceased is the       And                     And                      Then
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Applicable Percentage will be adjusted to a
                                                                                  Single Life Applicable Percentage
                                                                                  prospectively.
-----------------------------------------------------------------------------------------------------------------------------------
3.    Owner                 The Successor Owner      The Annuitant is living  The Guaranteed Withdrawal Benefit for Life ends
                             is also dead                                     and Death Benefit is payable; the Beneficiary may
                                                                              elect BCO without the Guaranteed Withdrawal Benefit
                                                                              for Life. If the Beneficiary is the spouse of the
                                                                              second to die, then Spousal Continuation may be
                                                                              elected.
-----------------------------------------------------------------------------------------------------------------------------------
4.    Successor Owner        The Owner is living     The Annuitant is living  |X| The Guaranteed Withdrawal Benefit for Life
                                                                                  continues.
                                                                              |X| If a withdrawal has already been taken, after
                                                                                  the GWBL Conversion Effective Date, the
                                                                                  Contract continues with the Joint Life
                                                                                  Applicable Percentage based on the Owner's
                                                                                  age, and with withdrawals over the Owner's
                                                                                  life only.
                                                                              |X| If no withdrawals have been taken, after the
                                                                                  GWBL Conversion Effective Date:
                                                                                  >>  The owner may name a new spouse as
                                                                                      Successor Owner; Applicable Percentage
                                                                                      will be based on the age of the younger
                                                                                      spouse as of the GWBL Conversion
                                                                                      Effective Date.
                                                                                  >>  The Owner may also choose to continue the
                                                                                      Contract as a Single Life. The Applicable
                                                                                      Percentage will be adjusted to a Single
                                                                                      Life Percentage prospectively.
-----------------------------------------------------------------------------------------------------------------------------------
5.   Annuitant (under        Owner is living    Successor Owner is            The Guaranteed Withdrawal Benefit for Life
     a single Annuitant                         also living                   continues. The Owner becomes the new Annuitant
     Contract)                                                                and the Contract and Guaranteed Withdrawal Benefit
                                                                              for Life continue. The Death Benefit is not paid
                                                                              until the death of both the Owner and the Successor
                                                                              Owner.
-----------------------------------------------------------------------------------------------------------------------------------
6.   First to die of         Owner is living    Successor Owner is            The Contract and Guaranteed Withdrawal Benefit for
     Annuitant and Joint                        also living                   Life continue with a single Annuitant. The Death
                                                                              Annuitant Benefit is not paid until the death of both
                                                                              the Owner and the Successor Owner.
-----------------------------------------------------------------------------------------------------------------------------------
7.   Second to die of        Owner is living    Successor Owner is            The Guaranteed Withdrawal Benefit for Life
     Annuitant and Joint                        also living                   continues. The Owner becomes the new Annuitant
     Annuitant                                                                and the Contract and Guaranteed Withdrawal
                                                                              Benefit for Life continue. The Death Benefit is not
                                                                              paid until the death of both the Owner and the
                                                                              Successor Owner.
-----------------------------------------------------------------------------------------------------------------------------------
8.   Annuitant (under        Owner also dies    Successor Owner is            The Successor Owner becomes the sole Owner and
     a single Annuitant                         living                        the new Annuitant. The Contract and Guaranteed
     Contract)                                                                Withdrawal Benefit for Life continue. The
                                                                              Death Benefit is not payable until the death of the
                                                                              Successor Owner.
                                                                              |X| If a withdrawal has already been taken, after
                                                                                  the GWBL Conversion Effective Date, the
                                                                                  Contract continues with the Joint Life
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                        Effect of Death on a Joint Life Contract:
----------------------------------------------------------------------------------------------------------------------------------
If the deceased is the       And                     And                      Then
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                  Applicable Percentage (based on the Successor
                                                                                  Owner's age) and with withdrawals over the
                                                                                  Successor Owner's life only.
                                                                              |X| If no withdrawals have been taken, after the
                                                                                  GWBL Conversion Effective Date, the
                                                                                  Applicable Percentage will be adjusted to
                                                                                  a single life Applicable Percentage,
                                                                                  prospectively.
-----------------------------------------------------------------------------------------------------------------------------------
9.   First to die of         Owner also dies    Successor Owner is            The Successor Owner becomes the sole Owner.
     Annuitant and Joint                        living                        The Contract and Guaranteed Withdrawal Benefit for
     Annuitant                                                                Life continue with a single Annuitant. The Death
                                                                              Benefit is not payable until the death of the
                                                                              Successor Owner.
                                                                              |X| If a Withdrawal has already been taken, after
                                                                                  the GWBL Conversion Effective Date, the
                                                                                  Contract continues with the Joint Life
                                                                                  Applicable Percentage (based on the Successor
                                                                                  Owner's age) and with withdrawals over the
                                                                                  Successor Owner's life only.
                                                                              |X| If no Withdrawals have been taken, after the
                                                                                  GWBL Conversion Effective Date, the Applicable
                                                                                  Percentage will be adjusted to a Single Life
                                                                                  Applicable Percentage, prospectively.
-----------------------------------------------------------------------------------------------------------------------------------
10.  Second to die of        Owner also dies    Successor Owner is            The Successor Owner becomes the sole Owner and
     Annuitant and Joint                        living                        the new Annuitant. The Contract and Guaranteed
                                                                              Annuitant Withdrawal Benefit for Life continue. The
                                                                              Death Benefit is not payable until the death of the
                                                                              Successor Owner.
                                                                              |X| If a withdrawal has already been taken, after
                                                                                  the GWBL Conversion Effective Date, the
                                                                                  Contract continues with the Joint Life
                                                                                  Applicable Percentage (based on the Successor
                                                                                  Owner's age) and with withdrawals over the
                                                                                  Successor Owner's life only.
                                                                              |X| If no Withdrawals have been taken, after the
                                                                                  GWBL Conversion Effective Date, the Applicable
                                                                                  Percentage will be adjusted to a Single Life
                                                                                  Applicable Percentage, prospectively.
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                        Effect of Death on a Joint Life Contract:
----------------------------------------------------------------------------------------------------------------------------------
If the deceased is the       And                     And                      Then
-----------------------------------------------------------------------------------------------------------------------------------
11.  Annuitant               Owner is Non-      Joint Annuitant is            The Guaranteed Withdrawal Benefit for Life
                              Natural           living                        continues. The Joint Annuitant becomes the sole
                                                                              Annuitant and Contract continues. The Death Benefit
                                                                              is not paid until the death of the second Annuitant.
                                                                              |X| If a withdrawal has already been taken, after
                                                                                  the GWBL Conversion Effective Date, the
                                                                                  Contract continues with the Joint Life
                                                                                  Applicable Percentage (based on the Successor
                                                                                  Owner's age) and with withdrawals over the
                                                                                  remaining Joint Annuitant's life only.
                                                                              |X| If no withdrawals have been taken, after the
                                                                                  GWBL Conversion Effective Date, the Applicable
                                                                                  Percentage will be adjusted to a Single Life
                                                                                  Applicable Percentage, prospectively.
-----------------------------------------------------------------------------------------------------------------------------------
12.  Both Joint              Owner is Non-                                    The Guaranteed Withdrawal Benefit for Life ends
     Annuitants              Natural                                          and Death Benefit is payable; the Beneficiary may
                                                                              elect BCO without the Guaranteed Withdrawal Benefit
                                                                              for Life.
-----------------------------------------------------------------------------------------------------------------------------------

If death occurs while the Guaranteed Withdrawal Benefit for Life is being paid after the Annuity Account Value falls to zero (see Section VII K of this Rider):


----------------------------------------------------------------------------------------------------------------------------------
                        Effect of Death on a Single Life Supplementary life annuity contract:
---------------------------- --------------------------- -------------------------------------------------------------------------
If the deceased is the       And                         Then
-----------------------------------------------------------------------------------------------------------------------------------
1.   Owner/Annuitant                                     Any remaining Death Benefit will be paid to the Beneficiary in a single sum and the Contract ends.
-----------------------------------------------------------------------------------------------------------------------------------
2.   Annuitant               Owner is Non-Natural        Any remaining Death Benefit will be paid to the Beneficiary in a single sum and the Contract ends.
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                       Effect of Death on a Joint Life Supplementary life annuity contract:
--------------------------------------------------------------------------------------------------------------------------------
If the deceased is the       And                         Then
-----------------------------------------------------------------------------------------------------------------------------------
1.   Owner/Annuitant         The Joint Annuitant is     |X| The Joint Annuitant becomes the sole Owner. Payments continue to the
                             living                         Joint Annuitant until his/her death.
                                                        |X| If the Joint Annuitant then dies, any remaining Death Benefit will be paid to the Beneficiary in a single sum and the Contract ends.
-----------------------------------------------------------------------------------------------------------------------------------
2.   Joint Annuitant         The Owner/Annuitant is     |X| Contract continues with payments made to the Owner/Annuitant.
                             living                     |X| If the Owner/Annuitant then dies, any remaining Death Benefit will be paid to the Beneficiary in a single sum and the Contract ends.
-----------------------------------------------------------------------------------------------------------------------------------
3.   Owner/Annuitant         The Joint Annuitant        |X| Any remaining Death Benefit will be paid to the Beneficiary in a
                             also dies                      single sum and the Contract ends.
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                       Effect of Death on a Joint Life Supplementary life annuity contract:
--------------------------------------------------------------------------------------------------------------------------------
If the deceased is the       And                         Then
-----------------------------------------------------------------------------------------------------------------------------------
4.   Annuitant               Owner is Non-Natural        |X| The Joint Annuitant becomes the sole Annuitant and payments
                             and the Joint Annuitant         continue to the Non-Natural Owner until the surviving Joint
                             is living                       Annuitant's death.
                                                         |X| If the Joint Annuitant then dies, any remaining Death Benefit will be paid to the Beneficiary in a single sum and the Contract ends
-----------------------------------------------------------------------------------------------------------------------------------
5.   Both Joint              Owner is Non-Natural        |X| Any remaining Death Benefit will be paid to the beneficiary in a
     Annuitants                                              single sum and the Contract ends.
-----------------------------------------------------------------------------------------------------------------------------------
6.   Owner/Annuitant         The Joint Annuitant is      |X| The Beneficiary becomes the Owner of the Contract for
     (under a Contract       living                          purposes of receiving payments. Payments the deceased had been
     split after divorce)                                    receiving will now be made to the Beneficiary until the death of
aafter                                                       the Joint Annuitant.
                                                         |X| When the Joint Annuitant then dies, any remaining Death Benefit will be paid to the Beneficiary in a single sum and the Contract ends.
-----------------------------------------------------------------------------------------------------------------------------------
7.   Joint Annuitant         Owner/Annuitant is          |X| Contract continues with payments made to the Owner/Annuitant.
     (under a Contract       living                      |X| When the Owner/Annuitant then dies, any remaining Death Benefit will
     split after divorce)                                    be paid to the Beneficiary in a single sum and the Contract ends.
-----------------------------------------------------------------------------------------------------------------------------------

If you have elected an Annuity Benefit under Part VII of the Contract and the Annuitant under that Benefit dies, the terms and conditions of the applicable Benefit apply.

XI.  GWBL MATURITY DATE


The following provision is added to the Maturity Date Section of your Data Pages and becomes effective on or after the GWBL Conversion Effective Date unless GWBL is otherwise terminated prior to the Maturity Date.

Your Contract has a Maturity Date. Your Maturity Date as shown in the Data Pages does not change. The Maturity Date may not be later than the Contract Date Anniversary which follows the Annuitant's [95th] birthday. By the Maturity Date you must elect (i) an Annuity Benefit in any form we are then offering as described in Part VII of the Contract, or (ii) a lump sum distribution of the Annuity Account Value. If you elect a life only form of Annuity Benefit with no period certain under Part VII of the Contract, we will provide annual periodic payments that are not less than the Guaranteed Annual Withdrawal Amount while you (and any Joint Owner if applicable) are living. If you fail to elect an option within [30] days following your Maturity Date, we will issue to you an Annuity Benefit under which payments will not be less than the amount described in the previous sentence.

XII.     THE COST OF THIS RIDER

`

[IF THE [5%] GUARANTEED MINIMUM INCOME BENEFIT (GMIB) RIDER IS ELECTED] [Guaranteed Minimum Income Benefit: The current charge for this benefit is [0.60%] of the GMIB Benefit Base and [0.60%] of the GWBL Benefit Base after the GWBL Conversion Effective Date The maximum charge upon reset for this benefit is [0.90%] of the Rider's Benefit Base. On and after the GWBL Conversion Effective Date the charge for this Rider may increase upon an Annual Ratchet as described in Part VII H of this Rider, but will never exceed the maximum shown here.]

We will determine and, deduct the above charge(s) annually from your Annuity Account Value on each Contract Date Anniversary for which the benefit is in effect. We will deduct the above charges for the portion of any Contract Year in which this benefit is terminated pursuant to Part XIII of this Rider, a Death Benefit is paid pursuant to Section 6.02 of the Contract, the Annuity Account Value is applied to purchase an Annuity Benefit pursuant to Section 7.05 of the Contract, or the Contract is surrendered pursuant to Section 5.02 of the Contract.

The above charges will be deducted from the Annuity Account Value in the Variable Investment Options and the Guaranteed Interest Option on a pro rata basis. If there is insufficient value or no value in the Variable Investment Options and the Guaranteed Interest Option, any remaining portion of the charge or the total amount of the charge, as applicable, will be deducted from the Account for Special [Money Market] Dollar Cost Averaging.

PART XIII.   TERMINATION OF THIS RIDER


This Rider may be terminated on either an automatic or voluntary basis as described in the following paragraphs.

         A.       Automatic Termination of this Rider:

         Prior to the GWBL Conversion Effective Date, this Rider will terminate automatically if: (i) the Contract terminates because the Annuity Account Value has fallen to zero and the No Lapse Guarantee described in this rider is not applicable, or (ii) you elect to terminate this Rider and do not elect GWBL Conversion.

         [If you do not elect a GMIB Exercise Option on the Last GMIB Exercise Date, this Rider will automatically terminate.]

         On or after the GWBL Conversion Effective Date, this Rider will terminate automatically if an Excess Withdrawal reduces your Annuity Account Value to zero.

         Also, this Rider will automatically terminate if (i) the Contract is continued under the Beneficiary Continuation Option, if applicable, or
         (ii) amounts under the Contract are applied to an annuity benefit including exercise of GMIB, or (iii) except as provided below, you change the Owner of the Contract, or (iv) termination is required by an endorsement to your Contract, or (v) the Contract terminates.

         In accordance with clause (iii) in the immediately preceding paragraph, this Rider will not terminate if either of the following occurs:

         1. a Contract owned by a Non-natural Owner, if the Owner is changed to an individual, this Rider will not terminate and its benefits will continue to be determined by the Annuitant, or Joint Annuitant, as applicable, at the time of ownership change.

         2. a Contract owned by an individual, if the Owner is changed to a trust and the beneficial owner(s) remains the former Owner or his or her family members, this Rider will not terminate and its benefits continue to be determined by the original Owner. Family member means members of the immediate family and other relatives. Immediate family means spouse, domestic partner, civil union partner, parent, child, adopted child, step child, brother and sister. Other relatives means grandparent, grandchildren, aunt, uncle, niece, nephew, and in-laws.

         B.       Voluntary Termination of this Rider:

         [THE FOLLOWING TEXT APPLIES TO ACCUMULATOR, ACCUMULATOR PLUS AND ACCUMULATOR ELITE]
         [If you elected this Rider at the time of Contract purchase, you may terminate this Rider voluntarily provided that all Withdrawal Charges have expired under your Contract.

         If you elect this Rider after the Contract Date, you may not voluntarily terminate it until the later of (i) expiration of all Withdrawal Charges under the Contract, (ii) completion of [four] Contract Years under the Contract or (iii) the Contract Date Anniversary following the Effective Date of this Rider. If on the Contract Date Anniversary following your [85th ] birthday withdrawal charges remain on your Contract, you may terminate this Rider.


         Upon a GWBL Conversion Date prior to age [85], you may voluntarily terminate this Rider on the later of i) expiration of all Withdrawal Charges under the Contract, or ii) the Contract Date Anniversary following the Effective Date of this Rider.]


         [THE FOLLOWING TEXT APPLIES TO ACCUMULATOR SELECT]
         [If you elected this Rider at the time of Contract purchase, you may terminate this Rider voluntarily provided that you have completed [four] Contract Years under the Contract.

         If you elect this Rider after the Contract Date, you may not voluntarily terminate it until the later of (i) completion of [four] Contract Years under the Contract, or (ii) the Contract Date Anniversary following the Effective Date of this Rider.]


         On or after the GWBL Conversion Effective Date, on the Transaction Date we receive a written request to voluntarily terminate this Rider, the Investment Options available will be limited to the ["Option A"] Investment Options as described in the Endorsement Applicable to Investment Options. A written notice will be provided to you listing the Investment Options.


           Effect of Termination of this Rider on your Death Benefit


                  [IF THE GREATER OF [5%] ROLLUP TO AGE [85] GMDB OR ANNUAL RATCHET TO AGE [85] GMDB WITH OPTIONAL RESET OF [5%] ROLL UP TO AGE [85] GMDB IS ELECTED] [The Death Benefit is terminated automatically when this Rider is terminated prior to the Contract Date Anniversary following age [85]. This Rider must be terminated if the Death Benefit is terminated.]


                  Upon termination of this Rider, the Last Applicable Death under this Contract becomes the older of the Owner and Successor Owner [NQ only: or Joint Owner, as applicable]. For Contracts with a Non Natural Owner, the Last Applicable Death becomes the older of the Annuitant and Joint Annuitant.

                  The Successor Owner [NQ: or Joint Owner, as applicable,] supersedes the Beneficiary for purposes of the Death Benefit provision under the Contract. Payment of the Death Benefit will be made to the surviving Owner or Successor Owner [NQ: or Joint Owner, as applicable,], not the Beneficiary. Payment of the Death Benefit will only be made to the Beneficiary if the surviving Owner or Successor Owner [NQ: or Joint Owner, as applicable,] also dies before the entire interest in the Contract is fully distributed. For Contracts with Non-Natural Owners, payment of the Death Benefit will be made to the surviving Annuitant or Joint Annuitant, not the Beneficiary. Payment of the Death Benefit will only be made to the Beneficiary if the surviving Annuitant or Joint Annuitant also dies before the entire interest in the Contract is fully distributed.

              [APPLICABLE TO TSA CONTRACTS ONLY]

              [After the GWBL Conversion Effective Date, your right to take a loan under the Contract will be reinstated on the Rider termination Transaction Date.]

Upon the termination of this Rider, the charge for the Benefit, as shown in Part XII of this Rider, ends.


AXA EQUITABLE LIFE INSURANCE COMPANY
[HOME OFFICE ADDRESS:  1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104]
[

/s/ Christopher M. Condron              /s/ Karen Field Hazin
Christopher M. Condron                  Karen Field Hazin, Vice President,
Chairman and Chief Executive Officer    Secretary and Associate General Counsel

                                  ATTACHMENT A

                        GUARANTEED MINIMUM INCOME BENEFIT
                           TABLE OF GUARANTEED ANNUITY
                                PURCHASE FACTORS
                         FOR INITIAL LEVEL ANNUAL INCOME
                             [SINGLE LIFE] - [MALE]

                  ANNUAL RATES BASED ON THE APPLICATION OF $100

                                PURCHASE FACTORS

     Election Age      Life Annuity with a Period Certain        Life Annuity
     ------------      ----------------------------------        ------------

         [60                              3.93%                      3.97%
          61                              4.02                       4.05
          62                              4.10                       4.14
          63                              4.19                       4.24
          64                              4.28                       4.34
          65                              4.38                       4.44
          66                              4.48                       4.56
          67                              4.59                       4.67
          68                              4.70                       4.79
          69                              4.81                       4.92
          70                              4.93                       5.06
          71                              5.05                       5.20
          72                              5.18                       5.35
          73                              5.31                       5.51
          74                              5.45                       5.67
          75                              5.59                       5.85
          76                              5.73                       6.03
          77                              5.88                       6.22
          78                              6.04                       6.42
          79                              6.20                       6.64
          80                              6.36                       6.86
          81                              6.62                       7.10
          82                              6.91                       7.35
          83                              7.22                       7.61
          84                              7.54                       7.89
          85                              7.89                       8.18


Other forms of annuities may be available.

The amount of income provided under an Annuity Benefit payable on the Life Annuity Form with Ten Years Certain is based on 1.5% interest and mortality equal to 85% of the Annuity 2000 Mortality Table projected for (attained age minus 20, but not less than 30) years at 1,15% for males and 1.35% for females.]